                                                                     EXHIBIT 1.1


                              SunTrust Banks, Inc.

                             Underwriting Agreement

                                                             New York, New York



To the Representatives
          named in Schedule I
          hereto of the Under-
          writers named in
          Schedule II hereto

Ladies and Gentlemen:

                  The statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware and identified on
Schedule I hereto (the "Trust") and SunTrust Banks, Inc., a Georgia corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement with you and each of the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of the Trust's securities identified in Schedule I hereto (the "Preferred Securities") to be issued under a declaration of trust identified in Schedule I hereto (the "Declaration") among the Company, the trustees named therein, including the institutional trustee identified in
Schedule I hereto (the "Institutional Trustee"), and the holders from time to time of beneficial ownership interests in the assets of the Trust. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in
Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                  The Company has agreed to guarantee irrevocably and unconditionally the obligations of the Trust with respect to the Preferred Securities (the "Preferred

Securities Guarantee") pursuant to a Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement") by and between the Company and The First National Bank of Chicago, as trustee (the "Preferred Guarantee Trustee") on behalf of the holders of Preferred Securities of the Trust. The Company has also agreed to guarantee irrevocably and unconditionally the obligations of the Trust with respect to the Common Securities (the "Common Securities Guarantee") pursuant to a Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement") to the same extent as the Preferred Securities Guarantee except that upon an event of default under the Indenture, the holders of Preferred Securities shall have priority over holders of Common Securities with respect to distributions and payments on liquidation, redemption or otherwise.

                  The proceeds from the sale of the Preferred Securities to the Underwriters together with the proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") will be used by the Trust to purchase the Company's subordinated debt securities identified in Schedule I hereto (the "Debentures") to be issued by the Company pursuant to an indenture identified in Schedule I hereto (the "Base Indenture") between the Company and the trustee identified in Schedule I hereto (the "Debt Trustee"), as amended by a supplemental indenture pertaining to the Debentures to be purchased by the Trust and identified in Schedule I hereto (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture").

                  1. Representations and Warranties. The Offerors jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) If the offering of the Preferred Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Preferred Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                           (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Preferred Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Preferred Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Preferred Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Preferred Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Preferred Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Offerors have advised you, prior to the Execution Time, will be included or made therein.

                           (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration state-ment (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Preferred Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Preferred Securities in accordance with Rules 430A and 424(b)(l) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Preferred Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Preferred Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Offerors have advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as hereinafter defined), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securi-ties Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date each of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Offerors make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-l) under the Trust Indenture Act of the Institutional Trustee, (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-l) under the Trust Indenture Act of the Guarantee Trustee, (iii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-l) under the Trust Indenture Act of the Debt Trustee or (iv) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Preferred Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Preferred Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Preferred Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Preferred Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incor-porated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Preferred Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the purchase price set forth in Schedule I hereto the principal amount of the Preferred Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Preferred Securities pursuant to delayed delivery arrangements, the respective principal amounts of Preferred Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities (as defined) determined as provided below. Preferred Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Preferred Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."

                  If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Preferred Securities from the Trust pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Offerors may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Preferred Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Offerors will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Offerors but, except as the Offerors may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Preferred Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Preferred Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Offerors in writing; provided, however, that the total principal amount of Preferred

Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract securities.

                  3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Offerors or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer, or certified or official bank check or checks drawn on or by a New York bank and payable in such funds as are specified in Schedule I hereto. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Preferred Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

                  The Trust agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                  4. Agreements of the Offerors. The Offerors jointly and severally agree with the several Underwriters that:

                  (a) The Offerors will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Preferred Securities, the Offerors will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Offerors have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Offerors will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Offerors will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Preferred Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information,
         (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by either of the Offerors of any notification with respect to the suspension of the qualification of the Preferred Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Offerors will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Preferred Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Offerors promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to the holders of the Preferred Securities and to the Representatives an earnings statement or statements of the Company and its subsidiaries that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Offerors will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Offerors will arrange for the qualification of the Preferred Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Preferred Securities and will arrange for the determination of the legality of the Preferred Securities for purchase by institutional investors.

                  (f) Until the business day following the Closing Date, the Offerors will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company or the Trust (other than the Preferred Securities, the Preferred Securities Guarantee and the Debentures).

                  5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Offerors contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Offerors made in any certificates pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Raymond D. Fortin, Senior Vice President - Legal of the Company, or of other counsel for the Company satisfactory to the Representatives, dated the Closing Date, to the effect that:

                           i) each of the Company, SunTrust Banks of Florida, Inc., SunTrust Banks of Georgia, Inc., SunTrust
                  Banks of Tennessee, Inc., SunTrust Bank, Central Florida and SunTrust Bank, Atlan-ta (individually a "Subsidiary" and collectively the "Subsidiaries"), has been duly incorporated or organized and is validly existing as a corporation or banking association in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

                           ii) each of the Declaration, the Preferred Securities Guarantee Agreement, the Common Securities Guarantee Agreement, the Base Indenture, the Supplemental Indenture, the Debentures, this Agreement and any Delayed Delivery Contract has been duly authorized by the Company;

                           iii) except as otherwise set forth in the Final Prospectus, all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned of record by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

                           iv) to the knowledge of such counsel, (a) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not ade-quately disclosed in the Final Prospectus; and (b) there is no contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, that is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements (or provisions thereof) relating to the Company fairly summarize in all material respects such proceedings, material contracts or agreements (or provisions thereof);

                           v) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Trust, of a character required to be disclosed in the Registration Statement that is not adequately disclosed in the Final Prospectus;

                           vi) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Final Prospectus (other than the financial statements and schedules and other financial and statistical information contained or incorporated therein and the Form T-1 Statements of Eligibility and Qualification filed as exhibits to the Registration Statement, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

                           vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein or in any Delayed Delivery Contract, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Preferred Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           viii) the execution, delivery and performance by the Company of this Agreement, any Delayed Delivery Contract, the Declaration, the Preferred Securities Guarantee Agreement, the Common Securities Guarantee Agreement, the Base Indenture and the Supplemental Indenture, the consummation by the Company of the transactions herein and therein contemplated and the issuance and sale of the Debentures will not conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                           ix) to the knowledge of such counsel, no holder of securities of the Company has rights to the registration of such securities under the Registration Statement.

In addition, such counsel shall state that, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus, such counsel has no reason to believe that the Registration Statement (other than the financial statements and schedules and other financial and statistical information contained or incorporated therein and the Form T-1 Statements of Eligibility and Qualifi-
         cation filed as exhibits to the Registration Statement, as to which such counsel need express no belief), at its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus (other than the financial statements and schedules and other financial and statistical information contained or incorporated therein, as to which such counsel need express no belief), as of its issue date and as of the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Georgia or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, without independent verification, on certificates of officers of the Company and the Trust and public officials. Further, in rendering such opinion, such counsel may state that whenever any opinion with respect to any matters set forth above is stated to be based upon such counsel's knowledge or to be given "to such counsel's knowledge" or as "known to such counsel," such qualification shall signify that no information has come to the attention of such counsel that would give such counsel actual current awareness of the existence or absence of the matter in question. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Company shall have furnished to the Representatives the opinion of King & Spalding, counsel for the Company, dated the Closing Date, to the effect that:

                           i)       the Company's authorized equity
                  capitalization is as set forth in the Final Prospectus; the Preferred Securities, Common Securities and Debentures conform in all material respects to the respective descriptions thereof contained in the Final Prospectus;

                           ii) the Declaration has been duly executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies);

                           iii)     the Preferred Securities Guarantee
                  Agreement has been duly executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies);

                           iv) the Common Securities Guarantee Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies);

                           v)       the Base Indenture and Supplemental
                  Indenture have each been duly executed and delivered by the Company, the Base Indenture has been duly qualified under the Trust Indenture Act, and the Base Indenture and Supplemental Indenture each constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies); and the Debentures are in the form contemplated by the Base Indenture and Supplemental Indenture and, when executed and authenticated in accordance with the provisions of the Base Indenture and Supplemental Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding obligations of the Company (subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies) entitled to the benefits of the Base Indenture and Supplemental Indenture;

                           vi) this Agreement and any Delayed Delivery Contract have been duly executed and delivered by the Company;

                           vii) the statements in the Final Prospectus under the captions "Description of the Preferred Securities," "Description of the Preferred Securities Guarantee," "Description of the Debentures" and "ERISA Considerations," and in the Basic Prospectus under the captions "Description of the Subordinated Debt Securities," "Description of the Preferred Securities" and "Description of the Preferred Securities Guarantees," in each case insofar as such statements constitute summaries of the legal matters or documents (or provisions thereof) referred to therein, fairly present the information required to be described with respect to such legal matters and documents (or provisions thereof) and fairly summarize in all material respects such legal matters and documents (or provisions thereof) required to be so described;

                           viii) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration

                  Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                  In rendering such opinion, such counsel may rely (A) upon the opinion of Raymond D. Fortin, Senior Vice President - Legal of the Company, or of other counsel for the Offerors satisfactory to the Representatives, (B) as to matters involving the application of laws, other than the Delaware General Corporation Law and the laws of the States of Georgia and New York and of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and the Trust and public officials. References to the Final Prospectus made in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Offerors shall have furnished to the Representatives the opinion of King & Spalding, special tax counsel for the Company and the Trust, dated the Closing Date, to the effect that:

                           i) the Trust will be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes. As a result, each beneficial owner of Preferred Securities (a "Securityholder") will be required to include in its gross income its pro rata share of the interest income, including original issue discount, paid or accrued with respect to the Debentures, whether or not cash is actually distributed to the Securityholder;

                           ii)      the Debentures will be treated as
                  indebtedness of the Company for United States federal income tax purposes; and

                           iii) the discussion contained in the Final Prospectus under the caption "United States Federal Income Taxation" constitutes, in all material respects, a fair and accurate summary of United States federal income tax consequences of the purchase, ownership and disposition of Preferred Securities under current law.

                  (e)      The Trust shall have furnished to the
         Representatives the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel for the Trust, dated the Closing Date, to the effect that:

                           i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                           ii) the Declaration has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Regular Trustees in accordance with its terms (subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies);

                           iii) under the Delaware Act and the Declaration, the Trust has the power and authority to (A) execute and deliver, and to perform its obligations under, this Agreement and any Delayed Delivery Contract, (B) issue and sell the Preferred Securities and the Common Securities and (C) conduct its business as described in the Final Prospectus;

                           iv) the Preferred Securities have been duly authorized for issuance by the Trust and are in the form contemplated by the Declaration and, subject to the qualifications set forth below, when certificates therefor in the form examined by such counsel are issued, executed and authenticated in accordance with the Declaration and delivered and paid for in accordance with this Agreement and any Delayed Delivery Contract, will be validly issued, fully paid and nonassessable undivided beneficial ownership interests in the assets of the Trust entitled to the benefits of the Declaration; and the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may bring to the attention of the Underwriters, however, that the Preferred Securities holders may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Securities and the issuance of replacement Preferred Securities, and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined) to exercise its rights and powers under the Declaration. The issuance of the Preferred Securities is not subject to preemptive or other similar rights under the Delaware Act or the Declaration;

                           v) the Common Securities have been duly authorized for issuance by the Trust and are in the form contemplated by the Declaration and, subject to the qualifications set forth below, when certificates therefor in the form examined by such counsel are issued, delivered and paid for in accordance with the Declaration, will be validly issued, fully paid and nonassessable undivided beneficial ownership interests in the assets of the Trust entitled to the benefits of the Declaration; and the holders of the Common Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may bring to the attention of the Underwriters, however, that the Common Securities holders may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Common Securities and the issuance of replacement Common Securities, and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined) to exercise its rights and powers under the Declaration. The issuance of the Common Securities is not subject to preemptive or other similar rights under the Delaware Act or the Declaration;

                           vi) this Agreement and any Delayed Delivery Contract have been duly authorized, executed and delivered by the Trust;

                           vii)     based on such counsel's review of
                  Applicable Laws, no Governmental Approval which has not been obtained or taken and is not in full force and effect is required to authorize or is required in connection with the execution or delivery by the Trust of this Agreement or any Delayed Delivery Contract or the performance by the Trust of the transactions contemplated hereby and thereby. As used in this paragraph and the following paragraph, (A) the term "Applicable Laws" means only the Delaware Business Trust Act, the General Corporation Law of the State of Delaware and those laws, rules and regulations of the State of Delaware which, in such counsel's experience, are ordinarily applicable to transactions of the type contemplated by this Agreement and any Delayed Delivery Contract (excluding (1) federal securities laws and state securities or "blue sky" laws and (2) any anti-fraud laws), but without such counsel having made any special investigation with respect to any other laws, rules or regulations; (B) the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority pursuant to Applicable Laws; and (C) the term "Governmental Authority" means any Delaware legislative, judicial, administrative or regulatory body under Applicable Laws;

                           viii) the execution, delivery and performance by the Trust of this Agreement and any Delayed Delivery Contract, and the issuance and sale of the Preferred Securities and the Common

                  Securities by the Trust in accordance with the terms of this Agreement and the consummation of the other transactions contemplated hereby, will not (a) violate any Applicable Laws or (b) conflict with the certificate of trust of the Trust or the Declaration; and

                           ix) the Trust is not regulated or required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

                  (f) The Offerors shall have furnished to the Representatives the opinion of Pepper, Hamilton & Scheetz, special Delaware counsel for The First National Bank of Chicago, as Institutional Trustee under the Declaration, Preferred Guarantee Trustee under the Preferred Securities Guarantee Agreement and Debt Trustee under the Indenture, and First Chicago Delaware Inc., as Delaware Trustee under the Declaration, dated the Closing Date, with respect to such matters as the Representatives may reasonably require.

                  (g) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Preferred Securities and the Debentures; with respect to the execution, delivery and performance of the Declaration, the Preferred Securities Guarantee Agreement, the Base Indenture and the Supplemental Indenture; and with respect to the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Offerors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Offerors shall have each furnished to the Representatives their respective certificates, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, and by two or more of the Regular Trustees of the Trust, respectively, dated the Clos-ing Date, each to the effect that the signers of each such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           i) the representations and warranties of the Company and the Trust, as the case may be, in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Trust, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company and the Trust, as the case may be, threatened; and

                           iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries and of the Trust, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

         (i) At the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                  i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  ii) on the basis of a reading of the amounts included or incorporated in the Registration Statement and the Final Prospectus in response to Item 301 of Regulation S-K and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committee of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                           (1) the amounts in the "Selected Historical Financial Data" included or incorporated in the Registration Statement and the Final Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived;

                           (2) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                           (3) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the shareholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year (on a consolidated basis), in net interest income; net interest income after provision for loan losses or in income before income taxes, or in the total or per share amount of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                           (4) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                  iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12.1 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                  iv) if unaudited pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         References to the Final Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

         In addition, except as provided in Schedule I hereto, at the Execution Time, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth in the introductory paragraph to this paragraph (i), in subparagraphs (i) and (ii)(2) above and, to the extent referring to infor-
         mation contained in Exchange Act reports incorporated in the Registration Statement and the Final Prospectus in subparagraphs
         (ii)(l) and (iii) above.

                  (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries or of the Trust the effect of which, in any case referred to in clause (i) or
         (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Preferred Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (l) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (m) The Trust shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Offerors.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Offerors in writing or by telephone or fax confirmed in writing.

                  The documents required to be delivered by this Section 5 shall be delivered at the office of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, at 919 Third Avenue, New York, New York 10022, on the Closing Date.

                  6. Reimbursement of Underwriters' Expenses. If the sale of the Preferred Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Preferred Securities.

                  7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Preferred Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, the Trust and each of the Regular Trustees, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Offerors by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Offerors acknowledge that the statements set forth in the last paragraph of the cover page, under the heading "Underwriting" or "Plan of Distribution" and, if
Schedule I hereto provides for sales of Preferred Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Offerors and by the Underwriters from the offering of the Preferred Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Preferred Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Offerors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the Offerors or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement, each director of the Company and each Regular Trustee of the Trust shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The Underwriters' obligations to contribute as provided in this Section 7 shall be several in proportion to their respective underwriting obligations and not joint.

                  8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Preferred Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Preferred Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Preferred Securities set forth opposite the names of all the remaining Underwriters) the Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Preferred Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Preferred Securities, and if such nondefaulting Underwriters do not purchase all the Preferred Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Offerors. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Offerors and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Offerors prior to delivery of and payment for the Preferred Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by federal or Florida, Georgia, Tennessee or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United

States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Trust or its Regular Trustees and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Offerors or any of the officers, directors, trustees or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Preferred Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or faxed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company or the Trust, will be mailed, delivered or faxed and confirmed to it at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, attention of the Treasurer.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof whereupon this Letter and your acceptance shall represent a binding agreement among the Trust, the Company and the several Underwriters.

                                                  Very truly yours,

                                                  SunTrust Capital _______

                                                  by
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                  SunTrust Banks, Inc.

                                                  by
                                                    ---------------------------
                                                    Name:
                                                    Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified below.

-----------------------

by
  ---------------------

     by
       ----------------
       Name:
       Title:

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

Date:
     ------------------

                                SCHEDULE I

Underwriting Agreement:                       Underwriting Agreement dated

                                              -------------------

Registration Statement:                       No. 333-_______, 333-________-
                                              01 and 333-________02

Trust Issuing
Preferred Securities:                         SunTrust Capital Trust __

Declaration Governing
Preferred Securities:                         Amended and Restated Declaration
                                              of Trust of SunTrust Capital Trust
                                               __, dated as of ________, _____,
                                              among the Company, the trustees
                                              named therein and the holders from
                                              time to time of beneficial
                                              ownership interests in the
                                              assets of SunTrust Capital
                                              Trust __

Institutional Trustee
under Declaration:                            The First National Bank of
                                              Chicago

Preferred Securities Guarantee
Agreement Guaranteeing
Preferred Securities:                         Preferred Securities Guarantee
                                              Agreement, dated as of _______,
                                              _____, between the Company and The
                                              First National Bank of Chicago,
                                              as trustee

Guarantee Trustee Under
Preferred Securities
Guarantee Agreement:                          The First National Bank of
                                              Chicago

Debentures to be
Purchased with Proceeds
of Trust Securities:                         ---------------------------


Base Indenture
Governing Debentures:                        Indenture, dated as of ______,
                                             1998, between the Company and
                                             The First National Bank of
                                             Chicago, as trustee (the "Debt
                                             Trustee")

Supplemental Indenture
Governing Debentures:                        _______ Supplemental Indenture,
                                             dated as of _____, between the
                                             Company and the Debt Trustee

Debt Trustee:                                The First National Bank of
                                             Chicago

Representative(s):                           _______________________

                                             _______________________


Title, Purchase Price                        _________ Preferred Securities
and Description of                           Series
Preferred Securities:

     Title:

     Liquidation amount:                     $________________________

     Purchase price (including
     accrued interest or
     amortization, if any):                  $_________

     Sinking fund provisions:                 _________

     Redemption provisions:                   _____________________

     Other provisions:                        ______________________

Closing Date, Time and Location:

     Closing Date:                            ___________

     Time:                                       ___________

     Location:                                   ____________

Type of Offering:                                ______________

Payment of Funds:                                _____________

Delayed Delivery Arrangements:

     Fee:                                        _______

     Minimum principal amount
     of each contract:                           __________

     Maximum aggregate principal
     amount of all contracts:                    _______

Modification of items to be
covered by the letter from
Arthur Andersen LLP delivered
pursuant to Section 5(i)
at the Execution Time:                           [No modification except that
                                                 such letter will be delivered
                                                 at Closing Time, not Execution
                                                 Time.]

                                  SCHEDULE II

                                                   Principal Amount of Preferred
Underwriters                                       Securities to be Purchased
------------                                       -----------------------------
------------------- ............................   $
                                                    -----------------
        Total...................................   $
                                                    -----------------

                                  SCHEDULE III

                           Delayed Delivery Contract

                                   ----------


[Insert name and address
 of lead Representative(s)]

Ladies and Gentlemen:

                  The undersigned hereby agrees to purchase from SunTrust Capital _____ (the "Trust"), and the Trust agrees to sell to the undersigned, on __________ (the "Delivery Date"), $__________ principal amount of the Trust's Preferred Securities, Series _____ due __________ (the "Preferred Securities") offered by the Trust's Prospectus dated __________, 1998 and related Prospectus Supplement dated __________, _____ receipt of a copy of which is hereby acknowledged, at a purchase price of _____% of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from __________ to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

                  Payment for the Preferred Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Trust in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Trust and the undersigned, upon delivery to the undersigned of the Preferred Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or fax communication addressed to the Trust not less than five full business days prior to the Delivery Date. If no request is received, the Preferred Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Preferred Securities to be purchased by the undersigned on the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for Preferred Securities on the Delivery Date, and the obligation of the Trust to sell and deliver Preferred Securities on the Delivery Date, shall be subject to the conditions (and neither

                                     III-1
party shall incur any liability by reason of the failure thereof) that (l) the purchase of Preferred Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Trust, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Preferred Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Trust will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion(s) of counsel for the Trust delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Preferred Securities, and the obligation of the Trust to cause the Preferred Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Preferred Securities pursuant to other contracts similar to this contract.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that acceptance of this contract and other similar contracts is in the Trust's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Trust, it is required that the Trust sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Trust and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

                                     III-2

                  This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                           Very truly yours,


                                           ----------------------------------
                                                  (Name of Purchaser)

                                           by
                                             --------------------------------
                                             (Signature and Title of Officer)

                                           ----------------------------------
                                                       (Address)

Accepted:

SunTrust Capital _____

by
  ----------------------------
  Name:
  Title:

SunTrust Banks, Inc.

by
  ----------------------------
  Name:
  Title:



                                     III-3